SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: SEPTEMBER 3, 2003
(Date of earliest event reported)

KB HOME
(Exact name of registrant as specified in charter)

Delaware	1-9195	95-3666267
(State of other jurisdiction of	(Commision file number)	(IRS employer identification no.)
incorporation)

10990 Wilshire Boulevard, Los Angeles, California 90024
              (Address of principal executive offices)            (Zip code)

Registrant’s telephone number, including area code: (310) 231-4000

Not Applicable
(Former name or former address, if changed since last report)

Item 7(c). Exhibits

Exhibit No.	Description

99	Press release dated September 3, 2003 announcing the Company’s preliminary net new home orders for the three months and nine months ended August 31, 2003.

Item 9. Regulation FD Disclosure; and
Item 12. Results of Operations and Financial Condition

On September 3, 2003, KB Home issued a press release announcing its preliminary net new home orders for the three months and nine months ended August 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2003

KB Home

By:	/s/ Domenico Cecere

Domenico Cecere Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated September 3, 2003 announcing the Company’s preliminary net new home orders for the three months and nine months ended August 31, 2003.

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